                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K\A1

                               -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                                 AUGUST 4, 1997

                               -----------------

                             HARBOUR CAPITAL CORP.
             (Exact name of registrant as specified in its charter)



      DELAWARE                   33-57982-D                    84-1204841
(State of Incorporation)     (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


                              GREENBRIER TOWER II
                        870 GREENBRIER CIRCLE, SUITE 400
                           CHESAPEAKE, VIRGINIA 23310
                    (Address of principal executive offices)


                                 (757) 938-9863
              (Registrant's telephone number, including area code)





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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of Benefits Administration, Inc. ("BAI") as an amendment to the Form 8-K.

            (b) In accordance with Item 7(b)(2), the Registrant hereby files the required pro forma financial statements as an amendment to the Form 8-K.

            (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:



                                                                                Reg. S-K
Exhibit No.      Description                                                    Item No.
----------       -----------                                                    --------
*  2.1           Agreement and Plan of Exchange among the Company, Benefits
                 Administration, Inc. and the shareholders of Benefits
                 Administration, Inc.                                               2

o  99.3          Financial Statements of BAI                                        99

o  99.4          Pro Forma Financial Statements                                     99

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    *    Previously filed.
    o    Filed herewith.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HARBOUR CAPITAL CORP.



Date:  October 17, 1997       By:  /s/ R. THOMAS KIDD
                                   ---------------------------------------
                                   R. Thomas Kidd, Chairman of the Board, Chief
                                   Executive Officer and President



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                                 EXHIBIT INDEX

Exhibit No.       Description                                           Page No.
----------        -----------                                           --------
*  2.1            Agreement and Plan of Exchange among the Company,
                  Benefits Administration, Inc. and the shareholders
                  of Benefits Administration, Inc.                         2

o  99.3           Financial Statements of BAI                              99

o  99.4           Pro Forma Financial Statements
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